UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Atlas Energy Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41828	93-2154509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive, Suite 500 Austin, Texas	78730
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (512) 220-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Atlas Energy Solutions Inc., a Delaware corporation (the “Company” or “Atlas”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2024 (the “Prior Form 8-K”). As previously disclosed in the Prior Form 8-K, on March 5, 2024, Atlas completed the acquisition of substantially all of the Permian Basin proppant production and logistics businesses and operations of Hi-Crush Inc. (“Hi-Crush”).

Pursuant to the requirements of Item 9.01 of Form 8-K, Atlas is filing this Amendment solely to supplement Item 9.01 of the Prior Form 8-K to include historical combined carve-out financial information of Hi-Crush and pro forma financial information. This Amendment also includes the audited reserve reports of Hi-Crush Operating, LLC, the successor to Hi-Crush, as of December 31, 2023, filed as exhibits 99.3 and 99.4 hereto. This Amendment should be read in conjunction with the Prior Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Prior Form 8-K, and Atlas has not updated any information therein to reflect events that have occurred since the date of the Prior Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The historical audited combined carve-out financial statements and related notes of the carve-out entities of Hi-Crush Inc. as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 are filed herewith and attached hereto as Exhibit 99.1, and incorporated by reference herein.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2023 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2023 are filed herewith and attached hereto as Exhibit 99.2.

The Unaudited Pro Forma Condensed Combined Statements of Operations combine the historical combined condensed consolidated statements of operations of Atlas and the historical combined carve-out statements of operations income of Hi-Crush. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical condensed consolidated balance sheet of Atlas and the historical combined carve-out balance sheet of Hi-Crush Inc.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Whitley Penn LLP, independent auditors for Hi-Crush Inc.
23.2	Consent of John T. Boyd Company, independent reserve engineer for Hi-Crush Operating, LLC (f/k/a Hi-Crush Inc.).
99.1	Historical audited combined carve-out financial statements and related notes of Hi-Crush Inc. for the years ended December 31, 2023 and 2022.
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2023 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2023.
99.3	John T. Boyd Company Summary of Reserves of OnCore Plants as of December 31, 2023.
99.4	John T. Boyd Company Summary of Reserves of Kermit Mine as of December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.

By:	/s/ John Turner
	Name:	John Turner
	Title:	President, Chief Executive Officer and Chief Financial Officer

Date: May 8, 2024